                             STATE OF CALIFORNIA
                                  OFFICE OF
                                MARCH FONG EU
                              SECRETARY OF STATE
                                  SACRAMENTO


         I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

         That the annexed transcript of 1 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the Sate of California this May 29, 1986

/s/ March Fong Eu
------------------
    March Fong Eu

Secretary of State

STATE OF CALIFORNIA
CERTIFICATE OF LIMITED PARTNERSHIP - FORM LP-1 IMPORTANT -- Read Instructions on back before completing this form

This Certificate is presented for filing pursuant to Chapter 3, Article 2,
Section 15621, California Corporations Code.
--------------------------------------------------------------------------------------------------------------------
1.   NAME OF LIMITED PARTNERSHIP
         Shoreline Amphitheatre Partners, a California limited partnership
--------------------------------------------------------------------------------------------------------------------
2.   STREET ADDRESS OF PRINCIPAL EXECUTIVE       3.   CITY AND STATE                           4.  ZIP CODE
OFFICE                                                    San Francisco, CA                             94103
         260 Fifth Street, 2nd Floor
--------------------------------------------------------------------------------------------------------------------
5.   STREET ADDRESS OF CALIFORNIA OFFICE IF      6.  CITY                                      7.  ZIP CODE
         EXECUTIVE OFFICE IN ANOTHER STATE                                     CALIF.

--------------------------------------------------------------------------------------------------------------------
8.  COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE
IS EXECUTED.

       THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ___________________________ 19 ____ WITH THE

        RECORDER OF ___________________________________ COUNTY.         FILE OR RECORDATION NUMBER ______________

--------------------------------------------------------------------------------------------------------------------
9.  NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)
    NAME:                  Shoreline Amphitheatre, Ltd.
    ADDRESS:      260 Fifth Street, 2nd Floor
    CITY:                  San Francisco                               STATE    California       ZIP CODE 94103
--------------------------------------------------------------------------------------------------------------------
9A.
    NAME:
    ADDRESS:
    CITY:                                                              STATE                     ZIP CODE
--------------------------------------------------------------------------------------------------------------------
9B.
    NAME:
    ADDRESS:
    CITY:                                                              STATE                     ZIP CODE
--------------------------------------------------------------------------------------------------------------------
10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS
    NAME:         Nicholas P. Clainos
    ADDRESS:      260 Fifth Street, 2nd Floor
    CITY:         San Francisco                                        STATE    California       ZIP CODE 94103
--------------------------------------------------------------------------------------------------------------------
11.   TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST

      NOT LATER THAN DECEMBER 31, 2040
--------------------------------------------------------------------------------------------------------------------
12.   FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO THIS
CERTIFICATE, THE

         ACKNOWLEDGMENT OF I GENERAL PARTNERS IS REQUIRED.
--------------------------------------------------------------------------------------------------------------------
13.  ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES
AND BY

            REFERENCE HEREIN IS A PART OF THIS CERTIFICATE .  NUMBER OF PAGES ATTACHED - 0
--------------------------------------------------------------------------------------------------------------------

14.   IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP,
      WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)

--------------------------------------------------------------------------------------------------------------------


                                    - 2 -

SHORELINE AMPHITHEATRE, LTD.                     5/28/86                                       15.   THIS SPACE
                                                                                               FOR FILING OFFICER
BY:   /s/ Nicholas P. Clainos                    BY: _______________________________           USE (FILE NUMBER,
             SIGNATURE OF GENERAL                           SIGNATURE OF GENERAL               DATE OF
PARTNER                   DATE                   PARTNER                   DATE                Filing)
         Nicholas P. Clainos, President

BY:  _______________________________             BY: _______________________________
             SIGNATURE OF GENERAL                           SIGNATURE OF GENERAL
PARTNER                   DATE                   PARTNER                   DATE

BY:  _______________________________             BY: _______________________________
             SIGNATURE OF OTHER THAN GENERAL                TITLE OR
PARTNER                                          DESIGNATION
                                                    DATE

===============================================================================================
16.   RETURN  ACKNOWLEDGMENT  TO:

    NAME:         Donald R. Share, Esq.
    ADDRESS:      GREENE, REDOVSKY, MALONEY & SHARE
    CITY AND      One Market Plaza
    STATE         Spear Street Tower, Suite 3200
    ZIP CODE      San Francisco, CA 94105
===============================================================================================
                                  Form LP-1-- Filing Fee $70
                              APPROVED BY THE SECRETARY OF STATE
===============================================================================================


                              STATE OF CALIFORNIA

                                   Office of
                                 March Fong Eu
                               Secretary of State
                                   SACRAMENTO


                    I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

                      That the annexed transcript of 1 page(s) was prepared by
                  and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                                                IN WITNESS WHEREOF, I execute
                                                this certificate and affix
                                                the Great Seal of the State of
                                                California this [SEAL] May 29,
                                                1986

                                                /s/ March Fong Eu
                                                ------------------
                                                Secretary of State


       (SEAL)

                                    - 3 -